Listing Report:Supplement No. 17 dated Jan 21, 2012 to Prospectus dated Jan 12, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jan 12, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jan 12, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 547108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 35.00%	Monthly payment:	$171.98

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	20y 0m
Amount delinquent:	$9,984	Total credit lines:	9	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,969	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	fathommpc	Borrower's state:	Oregon	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	580-599 (Dec-2007) 580-599 (Nov-2007) 520-539 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Consolidating Debt
I have had one loan here already, always paid on time, and paid it off EARLY.

Purpose of loan:
This loan will be used to consolidate the remaining pieces of my debt.

My financial situation:
I am a good candidate for this loan because my income to expense ratio is extremely favorable. In addition to making more money, I also am managing an apartment complex where my basic bills are covered by the job (rent, electricity, cable, internet, phone).

Monthly net income: $2,500
Monthly expenses: $1,565
Housing: $0
Insurance: $25 (motorcycle)
Car expenses: $40
Utilities: $0
Phone, cable, internet: $100 (cell)
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $1,000
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 551080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	24.52%	Borrower rate/APR:	25.52% / 29.39%	Monthly payment:	$280.25

Lender servicing fee:	1.00%	Effective Yield*:	23.92%
		Estimated return*:	12.02%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1991	Debt/Income ratio:	24%
Credit score:	720-739 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,550	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	coin-electron6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wicked
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$230.75

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1995	Debt/Income ratio:	10%
Credit score:	640-659 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,555	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	velocity-gourd1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I'm 7 year union employee with Amtrak. My job is secure and I always pay my bills on time. Just seeking some leverage to put me in a more secure financial position going forward.

Monthly net income: $4000.00
Monthly expenses: $2900.00
Housing: $600.00
Insurance: $200.00
Car expenses: $279.00
Utilities: $50.00
Phone, cable, internet: $35.00
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $300
Other expenses: $900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$299.31

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1999	Debt/Income ratio:	8%
Credit score:	640-659 (Jan-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,028	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	dinero-conductor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to purchase an engagement ring

My financial situation:
I am a good candidate for this loan because i have a great financial history of staying on top of bills and debt. I have a steady and awesome job . My risk to a lender would be small .

Monthly net income: $2500
Housing: $ 800
Insurance: $ paid off in 1 lump some
Car expenses: $400
Utilities: $ 35
Phone, cable, internet: $120
Food, entertainment: $ 200
Clothing, household expenses: $ 100
Credit cards and other loans: $ 2000 but will be paid off by feb 10th
Other expenses: $ regular stuff low cost
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$349.97

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1993	Debt/Income ratio:	7%
Credit score:	800-819 (Jan-2012)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	16y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,745	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	organized-bonus9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1991	Debt/Income ratio:	23%
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,896	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	fascinating-investment4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Expenses
Purpose of loan:
This loan will be used to pay home expenditures.

My financial situation: employed, stable
I am a good candidate for this loan because I safely employed and have longevity with one company.

Monthly net income: $6000
Monthly expenses: $150
Housing: $2700
Insurance: $0
Car expenses: $500
Utilities: $450
Phone, cable, internet: $250
Food, entertainment: $250
Clothing, household expenses: $0
Credit cards and other loans: $300
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$481.83

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1992	Debt/Income ratio:	18%
Credit score:	680-699 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,155	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	bid-innovator4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Radiologic Technologist
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$145.82

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1991	Debt/Income ratio:	3%
Credit score:	660-679 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	0 / 0	Length of status:	22y 6m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	fair-dedication5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supervisor
Purpose of loan:
This loan will be used to...Pay for dependent care of spouse

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 6,000
Monthly expenses: $ 1,000
Housing: $ 1900
Insurance:
Car expenses: $ 0
Utilities: $ 300.00
Phone, cable, internet: $160.00
Food, entertainment: $ 300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $ 35.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.20%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$128.19

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1971	Debt/Income ratio:	39%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	33y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,313	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	hope-river5	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2011) 780-799 (Nov-2010) 780-799 (Apr-2010) 780-799 (Feb-2010)
Principal balance:	$3,443.99	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Finish Renovation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I always pay my bills I have a very good credit report

Monthly net income: $3000.00- 4000.00
Monthly expenses: $
Housing: $1975.00 Mortage
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $800.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$145.82

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2002	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$925	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	shrewd-felicity7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1999	Debt/Income ratio:	37%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,935	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	euro-resonance0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting new business
Purpose of loan:
This loan will be used to...Start up new business

My financial situation: bank of america
I am a good candidate for this loan because...I am always on time with my payments and would like to start my own business

Monthly net income: $5000
Monthly expenses: $200
Housing: $1000
Insurance: $65
Car expenses: $200
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	28.97%	Borrower rate/APR:	29.97% / 32.68%	Monthly payment:	$323.35

Lender servicing fee:	1.00%	Effective Yield*:	28.24%
		Estimated return*:	16.34%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1990	Debt/Income ratio:	21%
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,074	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	103%
		Homeownership:	Yes
Screen name:	tenacious-openness2	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ms075757
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	24.52%	Borrower rate/APR:	25.52% / 29.39%	Monthly payment:	$280.25

Lender servicing fee:	1.00%	Effective Yield*:	23.92%
		Estimated return*:	12.02%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1999	Debt/Income ratio:	30%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,902	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	truth-poem	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1990	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2012)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,126	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	brightest-obedient-currency	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REPLACEMENT
Purpose of loan:
This loan will be used to replace property that was damaged by a water leak at my apartment

My financial situation:
I am a good candidate for this loan because I have rental insurance that will pay for some of the damages and those monies will be applied to this loan, it will take about 45-60 days for settlement.

Monthly net income: 1867
Monthly expenses: $1370
Housing: $125
Insurance: $34
Car expenses: $145
Utilities: $150
Phone, cable, internet: $89
Food, entertainment: $389
Clothing, household expenses: $190
Credit cards and other loans: $223
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$153.83

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1991	Debt/Income ratio:	14%
Credit score:	660-679 (Jan-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Bus Driver
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$187	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	thoughtful-fairness7	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ATV Loan
Purpose of loan:
This loan will be used to ATV Loan
My financial situation:
I am a good candidate for this loan because...I am a good candidate for this loan because I have both a full time job. I also need to improve my credit rating.

Monthly net income: 1200.00
Monthly expenses: $ 760.00
Housing: $300.00
Insurance: $45.00
Car expenses: $75.00
Utilities: $50.00
Phone, cable, internet:80.00
Food, entertainment: $75.00
Clothing, household expenses: $
Credit cards and other loans: $50.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$354.89

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1995	Debt/Income ratio:	7%
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$658	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	commander913	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'm getting engaged
After nearly four years, my long-suffering girlfriend will finally get a ring on her finger, hopefully on her birthday in April.

With the economic downturn of 2008-2010 I was laid off and forced to put my plans of buying a home and proposing on hold. I was able to become re-employed within a few months and have now been at my company for just under a year. I recently was promoted, and my income (76K base + commission) is expected to double in the next 12 months. I have low debt to income and would like to expedite my plan to propose soon.

I am pre-approved for financing for a ring, however the standard APR is high, so I thought I'd give Prosper a try. I appreciate your review. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	12 months

Lender yield:	9.00%	Borrower rate/APR:	10.00% / 17.69%	Monthly payment:	$175.83

Lender servicing fee:	1.00%	Effective Yield*:	8.86%
		Estimated return*:	2.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1987	Debt/Income ratio:	15%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,339	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	balance-candy4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ms C
Purpose of loan:
This loan will be used to.buy a car..

My financial situation:
I am a good candidate for this loan because...I always pay my bills and am solid and dependable.

Monthly net income: $2100.00
Monthly expenses: $1400.00
Housing: $528.
Insurance: $100.
Car expenses: $0right now
Utilities: $150.
Phone, cable, internet: $130.
Food, entertainment: $100.
Clothing, household expenses: $50.
Credit cards and other loans: $50.
Other expenses: $50.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$172.08

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	8.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1995	Debt/Income ratio:	21%
Credit score:	660-679 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	19 / 19	Length of status:	18y 1m
Amount delinquent:	$350	Total credit lines:	54	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,456	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	bluebouyz	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 91% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	2 ( 9% )	680-699 (Dec-2009)
Principal balance:	$0.44	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Pay off HFC loan
Purpose of loan: I have a HFC loan at 21% interest that needs to be paid off. The payment on this loan is $150.00 per month, but only $20 per month is going to the principal. I'm looking to lower the interest rate and lower the time required to pay off the loan, but only raise the payment by $20 a month.

My financial situation: Like everyone, we took a hit in 2009 and 2010 and have had to adjust our budget, living expenses and life to accomodate the less income coming in and the cost of living going up. We are in the process of refinancing the house for a lower interest rate and lower payment, saving over $350 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$561.21

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1995	Debt/Income ratio:	47%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 11	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,547	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	currency-hyperdrive0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to consolidate my outstanding debt from a foreclosure that encourded several years ago. This foreclosure occured during my first marriage and I have since grown and matured from this situation and am looking to put my life back in order in all aspects including the financial side. .

My financial situation:
I am a good candidate for this loan because I have a great paying job and I have already been paying this monthly payment out, plus other debt related payments that have since been all paid in full. I am trying to clean up all debt within the next 3 years to be completely debt free.

Monthly net income: $4200
Monthly expenses: $2800
Housing: $800
Insurance: $200
Car expenses: $1100
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1994	Debt/Income ratio:	28%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	8	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$125,722	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	loan-planetarium1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit consoladation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$261.90

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2008	Debt/Income ratio:	28%
Credit score:	720-739 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$82	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	best-tremendous-auction	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
heaven knows
Purpose of loan: get my family in the philippines
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $24,000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	7	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,595	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	newest-basis-synapse	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Home Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 552991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	24y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$83,662	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	authentic-interest2	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FUNDS TO BUY CARPET
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	24.52%	Borrower rate/APR:	25.52% / 29.39%	Monthly payment:	$80.07

Lender servicing fee:	1.00%	Effective Yield*:	23.92%
		Estimated return*:	12.02%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	10	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$899
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	valiant-balance0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new business
Purpose of loan: starting a new business
This loan will be used to...buy equipment

My financial situation: collection unemployment
I am a good candidate for this loan because...can't land a job with all my experience. Doing a career change and need financial help to get started

Monthly net income: $1,200
Monthly expenses: $
Housing: $400
Insurance: $90
Car expenses: $400
Utilities: $-
Phone, cable, internet: $80
Food, entertainment: $50
Clothing, household expenses: $25
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$172.08

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2004	Debt/Income ratio:	7%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,571	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	delilama500	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Debt / Car for younger sister
I would like to get my sister a good first car and consolidate a small amount of high interest credit card debt.

$4000 toward the car
$1000 toward debt

My monthly take home income is $3000. My main expenses are $800 for rent/utilities and $200 for everything else. Paying this loan will not be a very big deal. I want to be able to get the car for my sister for her birthday; which is coming up very soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$172.08

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1987	Debt/Income ratio:	16%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,103	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	kind-vivid-generosity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card consolidation
Purpose of loan:
This loan will be used to...pay off credit cards and consolidate my bills.

My financial situation:
I am a good candidate for this loan because...I am very good with my debts and i never missed a payment on any of my credit cards and never have been late.I would like to consoladate all of my credit card bills to make it less stressfull and would appreciate it if prosper can help me, THANK YOU.

Monthly net income: 3000Monthly expenses: $
Housing: $ 800
Insurance: $80
Car expenses: $ 150
Utilities: $150
Phone, cable, internet: $ 100
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $ 1000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$395.79

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	8.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2001	Debt/Income ratio:	20%
Credit score:	700-719 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,626	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	ASGAppearance	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	620-639 (Oct-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Time for a Newer Low MPG Car
Purpose of loan:
This loan will be used to replace the 2004 Civic Hybrid I bought using Prosper in 2006. The car lasted me almost six years, but it fell apart after 180k miles. Right now I am driving my 2004 Jeep Rubicon to work, but the 15MPG at 75 miles round trip is costing a bit much in gasoline.

My financial situation:
I am a good candidate for this loan because I pay bills on time, and I pay my loans off early. I also have rental income from two rental homes and VA disability.

Monthly net income: $ 116K yearly salary, $1700 per month in rental income, and $1125 per month in VA Disability.
Monthly expenses:
Housing: $2000
Insurance: $350
Car expenses: $700
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $300
Credit cards and other loans: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$580.72

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1997	Debt/Income ratio:	17%
Credit score:	820-839 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	25y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$409	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	efficient-currency5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
alexandra
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
this loan is to pay off credit cards and line of credit i want to know if the due date can be changed?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$561.21

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1976	Debt/Income ratio:	9%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	dignified-pound2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to upgrades around my home.

My financial situation:
I am a good candidate for this loan because...of my credit history and I have the ability to pay it back.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$306.44

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	3.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1996	Debt/Income ratio:	18%
Credit score:	800-819 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$64,974	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	MNFrostbite	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt.

My financial situation:
I am a good candidate for this loan because I have a high paying salary as well as perfect credit. I've never missed a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$225.84

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1997	Debt/Income ratio:	16%
Credit score:	800-819 (Jan-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	15y 8m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,615	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	asset-enlightenment8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pruboy65
Purpose of loan:
This loan will be used to...
consolidate some debt and do some repairs around the house.
My financial situation:
I am a good candidate for this loan because...
I have shown in the past that I pay my bills on time. I also have a great employment record, so you do not need to worry about my employment situation. I have been at the same job for almost 16 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,483	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	p2p-system	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying equipment.
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	12.96%	Borrower rate/APR:	13.96% / 15.78%	Monthly payment:	$581.19

Lender servicing fee:	1.00%	Effective Yield*:	12.91%
		Estimated return*:	9.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1995	Debt/Income ratio:	23%
Credit score:	780-799 (Jan-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,724	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	friendly-gold451	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A step towards a debt free life
Purpose of loan:
I plan to use this load to consolidate my credit card debt. By doing this, I will have a time line on paying this debt off. This will be another strp towards my debt free lift.

My financial situation:
I am a good candidate for this loan because I am already making the amount of payments this loan is to the credit card companies. I only wan this loan to have a structed payoff date and lower interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.20%
Term:	12 months

Lender yield:	23.43%	Borrower rate/APR:	24.43% / 34.48%	Monthly payment:	$379.07

Lender servicing fee:	1.00%	Effective Yield*:	22.37%
		Estimated return*:	8.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2007	Debt/Income ratio:	6%
Credit score:	660-679 (Jan-2012)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 15	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,017	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	youthful-hope8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

To pay off high interest credit card .

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $12.500
Monthly expenses: $3900
Housing: $1050
Insurance: $135
Car expenses: $355
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $350
Clothing, household expenses: $400
Credit cards and other loans: $770
Other expenses: $390
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$12,000	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$367.73

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	3.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1993	Debt/Income ratio:	9%
Credit score:	820-839 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,356	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	top-delectable-loan	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$254.36

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-2000	Debt/Income ratio:	15%
Credit score:	740-759 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,167	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	generator358	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2011)
Principal balance:	$7,880.86	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
lower APR %
Purpose of loan:
This loan will be used to...pay off my previous prosper loan so as to get a lower interest rate and lower my payment. my plan is to keep paying the same amount and pay off my loan even sooner than the 3 yrs.

My financial situation: my job secure and i make good money, i am a home owner that is not upside down and even after paying all my monthly bills i still have money to put into savings..
I am a good candidate for this loan because...my credit is good.. i am always on time with my bills.. yes i do have some debt but i am making good strides in paying it off.. my goal is to be debt free within 3 yrs
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 553133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	23.49%	Borrower rate/APR:	24.49% / 28.34%	Monthly payment:	$394.91

Lender servicing fee:	1.00%	Effective Yield*:	22.91%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1983	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Jan-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	59	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,252	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	DAWGS51	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 83% )	620-639 (Latest)
Principal borrowed:	$40,000.00	< 31 days late:	3 ( 13% )	720-739 (Feb-2011) 720-739 (May-2008)
Principal balance:	$11,390.67	31+ days late:	1 ( 4% )
Total payments billed:	24
Description
Short Term Consulting Working Capit
Purpose of loan:
This loan will be used to finance continued consulting work pending accounts receviables

My financial situation:
I am a good candidate for this loan because I have a very good track record of meeting my debt obligations as evidenced by my current Prosper Loan

Monthly net income: $15000
Monthly expenses: $10,550
Housing: $2500
Insurance: $700
Car expenses: $1100
Utilities: $550
Phone, cable, internet: $400
Food, entertainment: $1000
Clothing, household expenses: $300
Credit cards and other loans: $2000
Other expenses: $2000
Information in the Description is not verified.